Exhibit 99.37

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	) )	CASE NO.	2-05-BK-17104-RTB AND 2-05-BK-18689-RTB
)
THREE-FIVE SYSTEMS, INC. AND TFS-DI	)	CH. 11 POST CONFIRMATION REPORT
(SUBSTANTIVELY CONSOLIDATED))
)
	)	X	QUARTERLY	FINAL
)
	)	QUARTER ENDING:		6/30/2009
Debtor(s))
	)	DATE PLAN CONFIRMED:		9/11/2006

SUMMARY OF DISBURSEMENTS:

A. Disbursements made under the plan, for current quarter:	$0.00

B. Disbursements not under the plan, for current quarter:	$300,817.16

Total Disbursements	$300,817.16

ALL DISBURSEMENTS MADE BY THE REORGANIZED DEBTOR, BE THEY UNDER THE PLAN OR OTHERWISE, MUST BE
 ACCOUNTED FOR AND REPORTED HEREIN FOR THE PURPOSE OF CALCULATING THE QUARTERLY FEES.

 PLEASE ANSWER THE FOLLOWING:

1.	What are your projections as to your ability to comply with the terms of the plan?
The Company expects to comply generally with the terms of the plan, though specific amount of distribution to shareholders, if any, is unknown. It appears some distribution to shareholders is now likely.

2.	Please describe any factors which may materially affect your ability to obtain a final decree.

None

3.	If plan payments have not yet begun, please indicate the date that the first plan payment is due.

Initial distributions of 43% of undisputed claims were made shortly after Plan confirmation and in June 2007 secondary distributions of 43% were made on claims resolved since initial distribution. Final distribution on balance of undisputed claims plus accrued interest are anticipated to be made in July 2009.

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE A PAPER COPY  WITH U.S. TRUSTEE'S OFFICE

SUMMARY OF AMOUNTS DISTRIBUTED UNDER THE PLAN:

	Current Quarter		Paid to Date		Balance Due
A. FEES AND EXPENSES:
1. Disbursing Agent Compensation	$		$		$
2. Fee for Attorney for Trustee	$		$		$
3. Fee for Attorney for Debtor	$		$		$
4. Other Professionals		$0.00		$3,430,259.49		$0.00
5. All Expenses, Including Disbursing Agent's		$0.00	$		$
B. DISTRIBUTIONS:
6. Secured Creditors	$		$		$
7. Priority Creditors		$0.00		$26,231.16	$
8. Unsecured Creditors		$0.00		$938,718.69	$
9. Equity Security Holders	$		$		$
10. Other Payments- Specify Class of Payee	$		$		$
	$		$		$

TOTAL PLAN DISBURSEMENTS		$0.00		$4,395,209.34	$

(Report Sum of Lines 1 - 10, current quarter column, on page 1, A.)

C. Percent Dividend to be Paid to Unsecured Creditors Under Plan	100%

SUMMARY OF PROPERTY TRANSFERRED UNDER THE PLAN

Description of Property

Secured Creditors

Priority Creditors

Unsecured Creditors

Equity Security Holders

Other Transfers- Specify class of Transferee

CONSUMMATION OF PLAN:

If this is a final report, has an application for Final Decree been submitted?

Yes	Date application was submitted?

X	No	Anticipated prior to/by December 31, 2009.

Estimated Date of Final Payment Under Plan	Anticipated prior to/by December 31, 2009.

I CERTIFY UNDER PENALTY OF PERJURY THAT THE ABOVE INFORMATION IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

SIGNED:	/s/ Lyron Bentovim	Date:	7/28/2009

Lyron Bentovim
(PRINT NAME)

Three-Five Systems, Inc.
Disbursement Detail
April 1, 2009 through June 30, 2009

Type	Num	Date	Name	Further Description	Paid Amount
			PRIORITY AMOUNTS DISTRIBUTED UNDER THE PLAN		0.00
			UNSECURED AMOUNTS DISTRIBUTED UNDER THE PLAN		0.00

			OTHER PROFESSIONALS AMOUNT DISTRIBUTED UNDER THE PLAN		0.00

			FEE FOR ATTORNEY FOR TRUSTEE DISTRIBUTED UNDER THE PLAN		0.00

			TOTAL PLAN DISBURSEMENTS 4/01/09-6/30/09		0.00

Bill Pmt -Check	WIRE	04/06/2009	BENTOVIM	TFS Board Fees April 2009	(2,500.00)
Bill Pmt -Check	1057	04/06/2009	BRIDGE	February 2009 professional services	(675.00)
Bill Pmt -Check	1058	04/06/2009	IRON	offsite storage (2 months) & records destruction in WA	(3,687.24)
Bill Pmt -Check	1059	04/06/2009	LYON	TFS Board fees April 2009	(2,500.00)
Bill Pmt -Check	1060	04/06/2009	NEUSTAR	DNS services	(33.36)
Bill Pmt -Check	1061	04/06/2009	PDAVIS	TFS Board fees April 2009	(2,500.00)
Bill Pmt -Check	1062	04/06/2009	PISARUK	February 2009 legal services	(5,362.00)
Bill Pmt -Check	1063	04/06/2009	PUBLIC STORAGE	April 2009 rent storage unit WA	(286.00)
Bill Pmt -Check	1064	04/06/2009	SQUIRE	January 2009 legal services	(47,156.80)
Bill Pmt -Check	1065	04/06/2009	STEVEBROWN	March 2009 legal services	(6,239.29)
Bill Pmt -Check	1066	04/06/2009	THE BANK OF NEW YORK MELLON	February 2009 transfer agent fees	(3,311.90)
Bill Pmt -Check	1067	04/30/2009	AZ CORPCOM	2009 TFS Annual Report	(54.00)
Bill Pmt -Check	1068	04/30/2009	BRIDGE	March 2009 professional services	(704.65)
Bill Pmt -Check	1069	04/30/2009	HARDING	2008 tax return extensions - Fed & AZ	(250.00)
Bill Pmt -Check	1070	04/30/2009	NEUSTAR	DNS services	(61.13)
Bill Pmt -Check	1071	04/30/2009	USTRUSTEE	Q1 2009 Quarterly Fee	(650.00)
Bill Pmt -Check	1072	04/30/2009	VANSTONE	final clean out WA storage units	(122.50)
Bill Pmt -Check	WIRE	05/18/2009	BENTOVIM	TFS Board Fees May 2009	(2,500.00)
Bill Pmt -Check	1073	05/12/2009	BAKERMCKEN	April 2009 legal services	(1,037.50)
Bill Pmt -Check	1074	05/12/2009	IRON	offsite records storage & WA shredding	(2,790.05)
Bill Pmt -Check	1075	05/12/2009	LYON	TFS Board Fees May 2009	(2,500.00)
Bill Pmt -Check	1076	05/12/2009	PDAVIS	TFS Board Fees May 2009	(2,500.00)
Bill Pmt -Check	1077	05/12/2009	STEVEBROWN	April 2009 legal services	(5,081.34)
Bill Pmt -Check	1078	05/12/2009	THE BANK OF NEW YORK MELLON	Transfer Agent Services March 2009	(1,810.94)
Bill Pmt -Check	1079	05/27/2009	BRIDGE	April 2009 professional services	(1,025.50)
Bill Pmt -Check	1080	05/27/2009	NEUSTAR	DNS services	(95.92)
Bill Pmt -Check	1081	05/27/2009	SQUIRE	February 2009 legal services	(189,229.65)
Bill Pmt -Check	WIRE	06/09/2009	BENTOVIM	TFS Board Fees June 2009	(2,500.00)
Bill Pmt -Check	1082	06/08/2009	LYON	TFS Board Fees June 2009	(2,500.00)
Bill Pmt -Check	1083	06/08/2009	PDAVIS	TFS Board Fees June 2009	(2,500.00)
Bill Pmt -Check	1084	06/08/2009	SQUIRE	April 2009 legal svcs & deposition invoice	(536.35)
Bill Pmt -Check	1085	06/08/2009	STEVEBROWN	May 2009 legal services	(6,305.26)
Bill Pmt -Check	1086	06/08/2009	THE BANK OF NEW YORK MELLON	April 2009 transfer agent fees	(1,810.78)
			TOTAL DISBURSEMENTS NOT UNDER PLAN 4/01/09-4/30/09		(300,817.16)

			TOTAL DISBURSEMENTS FOR 4/01/09-6/30/09		(300,817.16)